UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: July 17, 2020
General Moly, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32986	91-0232000
(State or other jurisdictionof incorporation)	(Commissionfile number)	(IRS employeridentification no.)

1726 Cole Blvd., Suite 115
Lakewood, CO 80401

(Address of principal executive offices, including zip code)

(303) 928-8599

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GMO	NYSE American and Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07
Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of General Moly, Inc. (the “Company”) was reconvened on July 17, 2020, following adjournment of the meeting on June 19, 2020 to allow for solicitation of additional proxies for Proposal #3. The matters that were voted upon at the meeting, and the number of votes cast for and against, as well as the number of abstentions and broker non-votes as to each such matter are set forth below. Stockholders voted in accordance with the Board of Directors’ recommendations on each matter and voted to (1) elect two nominees for director; (2) approve, by advisory vote, the Company’s executive compensation; (3) approve an amendment to the Company’s certificate of incorporation providing the Board of Directors the flexibility to effect a reverse stock split of the Company’s common stock; and (4) ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Proposal #1 Election of two Class I members of the Board of Directors
	For	Against	Abstain	Broker Non-Votes
Gary A. Loving	48,204,490	2,932,618	2,621,146	31,735,888
Gregory P. Raih	49,397,297	1,736,646	2,624,311	31,735,888

Proposal #2 Advisory vote on executive compensation
	For	Against	Abstain	Broker Non-Votes
	48,057,680	3,491,326	2,209,248	31,735,888

Proposal #3 Approval of an amendment to the Company’s Certificate of Incorporation to provide the Board of Directors the flexibility to effect a reverse stock split of the Company’s common stock
	For	Against	Abstain	Broker Non-Votes
	76,917,161	8,157,942	419,039	—

Proposal #4 Ratification of the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019
	For	Against	Abstain	Broker Non-Votes
	80,471,469	1,934,012	3,088,661	—

Item 8.01
Other Events

On July 17, 2020, the Company issued a press release announcing the results of the annual meeting of stockholders. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01
Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release of General Moly, Inc. dated July 17, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Dated: July 20, 2020	By:	/s/ Amanda Corrion
Amanda Corrion
Controller and Principal Accounting Officer